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                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                     FORM 8-K



                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) DECEMBER 30, 1999



                         PARK PLACE ENTERTAINMENT CORPORATION
                  ------------------------------------------------------
                  (Exact name of registrant as specified in its charter)



                                       DELAWARE
                                       ---------
                      (State or other jurisdiction of incorporation)


                         0-14573                        88-0400631
               (Commission File Number)       (IRS Employer Identification No.)


                     3930 HOWARD HUGHES PARKWAY
                          LAS VEGAS, NEVADA                             89109
                          -----------------                             -----
               (Address of principal executive offices)               (Zip Code)


               Registrant's telephone number, including area code (702) 699-5000


                                       Not Applicable
                                            ----
                 (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OF ASSETS.

     On May 10, 1999 the registrant filed a Form 8-K reporting a Joint Press Release of Park Place Entertainment Corporation and Starwood Hotels and Resorts Worldwide, Inc., ("Starwood") dated April 27, 1999 announcing that the registrant had entered into a Stock Purchase Agreement to acquire Caesars World Inc. and other gaming assets ("Caesars") from Starwood. On May 17,1999, the registrant filed a copy of the Stock Purchase Agreement in its quarterly report on Form 10-Q. On December 30, 1999, the parties entered into Amendment No. 1 to the Stock Purchase Agreement, which is filed herewith as Exhibit 2.1.

     The registrant announced in a press release on December 30, 1999 that the transaction had closed, in its entirety. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     7(a)    FINANCIAL STATEMENTS

             The registrant will file the required pro forma financial statements for the acquired businesses by amendment to this report no later than February 29, 2000.

     7(c)    EXHBITS

            2.1 Amendment No. 1 to the Stock Purchase Agreement between Park Place Entertainment Corporation and Starwood Hotels and Resorts Worldwide, Inc.

            99.1 Press Release of Park Place Entertainment Corporation, dated December 30, 1999.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      PARK PLACE ENTERTAINMENT CORPORATION



Dated: December 30, 1999



By: /s/ Scott A. LaPorta
    ------------------------------
Name: Scott A. LaPorta
Title: Executive Vice President
       And Chief Financial Officer